UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2020

Delmar Bancorp

(Exact name of registrant as specified in its charter)

Maryland	033‑21202	52-1559535
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Number)

2245 Northwood Drive, Salisbury, Maryland 21801

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 548‑1100

Check the appropriate box below if the Form 8‑K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities Registered under Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b‑2 of the Securities Exchange Act of 1934 (17 CFR §240.12b‑2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On February 21, 2020, Delmar Bancorp announced the declaration, on February 5, 2020, of a cash dividend of $0.025 per share, payable on April 10, 2020, to holders of record of its common stock as of the close of business on March 30, 2020. A copy of the press release announcing the dividend is included as Exhibit 99.1 attached to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Number	Description
99.1	Press Release dated February 21, 2020

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMAR BANCORP

	By:	/s/ Lloyd B. Harrison
Lloyd B. Harrison, Chief Executive Officer

Dated: February 21, 2020